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                                                                     Exhibit 4.1

                        AMERISOURCE HEALTH CORPORATION

            5% CONVERTIBLE SUBORDINATED NOTES DUE DECEMBER 1, 2007

Reconciliation and Tie Between the Trust Indenture Act of 1939 and Indenture, dated as of December 12, 2000, between Amerisource Health Corporation and Bank One Trust Company, N.A.

Trust Indenture Act Section  Indenture Section
---------------------------  -----------------

Section 310(a)(1).....                   6.8
        (a)(2)........                   6.8
        (a)(3)........                  N.A.
        (a)(4)........                  N.A.
        (a)(5)........                   6.8
        (b)...........  6.8, 6.9, 6.10, 6.13
Section 311(a)........                  6.14
        (b)...........                  6.14
Section 312(a)........            16.1, 16.2(1)
        (b)...........                  16.2(2)
        (c)...........                  16.2(3)
Section 313(a)........                  16.3(1)
        (b)...........                  16.3(1)
        (c)...........                  16.3(1)
        (d)...........                  16.3(2)
Section 314(a)........                  16.4
        (b)...........                  N.A.
        (c)(1)........                   1.2
        (c)(2)........                   1.2
        (c)(3)........                  N.A.
        (d)...........                  N.A.
        (e)...........                   1.2
Section 315(a)........                   6.1(1)
        (b)...........                   6.2
        (c)...........                   6.1(2)
        (d)(1)........             6.1(3)(ii)
        (d)(2)........             6.1(3)(ii)
        (d)(3)........            6.1(3)(iii)
        (e)...........                  5.14
Section 316(a)(1)(A)..                  5.12
        (a)(1)(B).....                  5.13
        (a)(2)........                  N.A.
        (b)...........                   5.8
        (c)...........                   1.4(5)
Section 317(a)(1).....                   5.3
        (a)(2)........                   5.4
        (b)...........                  10.3
Section 318(a)........                  1.13

* Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
** Note: N.A. means Not Applicable.

                                                                     Exhibit 4.1

================================================================================




                                   INDENTURE

                         Dated as of December 12, 2000

                                     Among

                  AMERISOURCE HEALTH CORPORATION, as Issuer,


                    AMERISOURCE CORPORATION, as Guarantor,


                                      and

                   BANK ONE TRUST COMPANY, N.A., as Trustee


                              ___________________




            5% Convertible Subordinated Notes due December 1, 2007


================================================================================
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                               TABLE OF CONTENTS

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                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1    Definitions......................................................................      1
SECTION 1.2    Compliance Certificates and Opinions.............................................     14
SECTION 1.3    Form of Documents Delivered to the Trustee.......................................     14
SECTION 1.4    Acts of Holders of Securities....................................................     15
SECTION 1.5    Notices, Etc., to the Trustee and Company........................................     17
SECTION 1.6    Notice to Holders of Securities; Waiver..........................................     18
SECTION 1.7    Effect of Headings and Table of Contents.........................................     18
SECTION 1.8    Successors and Assigns...........................................................     18
SECTION 1.9    Separability Clause..............................................................     19
SECTION 1.10   Benefits of Indenture............................................................     19
SECTION 1.11   Governing Law....................................................................     19
SECTION 1.12   Legal Holidays...................................................................     19
SECTION 1.13   Conflict with Trust Indenture Act................................................     20

                                  ARTICLE II

                                SECURITY FORMS

SECTION 2.1    Form Generally...................................................................     20
SECTION 2.2    Form of Security with Guarantee..................................................     21
SECTION 2.3    Form of Certificate of Authentication............................................     38
SECTION 2.4    Form of Conversion Notice........................................................     38
SECTION 2.5    Form of Assignment...............................................................     39

                                  ARTICLE III

                                THE SECURITIES

SECTION 3.1    Title and Terms..................................................................     41
SECTION 3.2    Denominations....................................................................     42
SECTION 3.3    Execution, Authentication, Delivery and Dating...................................     42
SECTION 3.4    Global Securities; Non-global Securities; Book-entry Provisions..................     43
SECTION 3.5    Registration; Registration of Transfer and Exchange; Restrictions on Transfer....     44
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SECTION 3.6    Mutilated, Destroyed, Lost or Stolen Securities..................................    48
SECTION 3.7    Payment of Interest; Interest Rights Preserved...................................    49
SECTION 3.8    Persons Deemed Owners............................................................    50
SECTION 3.9    Cancellation.....................................................................    51
SECTION 3.10   Computation of Interest..........................................................    51
SECTION 3.11   CUSIP Numbers....................................................................    51

                                               ARTICLE IV

                                        SATISFACTION AND DISCHARGE

SECTION 4.1    Satisfaction and Discharge of Indenture..........................................    51
SECTION 4.2    Application of Trust Money.......................................................    53

                                                ARTICLE V

                                                 REMEDIES

SECTION 5.1    Events of Default................................................................    53
SECTION 5.2    Acceleration of Maturity; Rescission and Annulment...............................    55
SECTION 5.3    Collection of Indebtedness and Suits for Enforcement by Trustee..................    56
SECTION 5.4    Trustee May File Proofs of Claim.................................................    57
SECTION 5.5    Trustee May Enforce Claims Without Possession of Securities......................    58
SECTION 5.6    Application of Money Collected...................................................    58
SECTION 5.7    Limitation on Suits..............................................................    59
SECTION 5.8    Unconditional Right of Holders to Receive Principal, Premium and Interest and to
                  Convert.......................................................................    60
SECTION 5.9    Restoration of Rights and Remedies...............................................    60
SECTION 5.10   Rights and Remedies Cumulative...................................................    60
SECTION 5.11   Delay or Omission Not Waiver.....................................................    60
SECTION 5.12   Control by Holders of Securities.................................................    61
SECTION 5.13   Waiver of Past Defaults..........................................................    61
SECTION 5.14   Undertaking for Costs............................................................    61
SECTION 5.15   Waiver of Stay, Usury or Extension Laws..........................................    62

                                                ARTICLE VI

                                                THE TRUSTEE

SECTION 6.1    Certain Duties and Responsibilities..............................................    62
SECTION 6.2    Notice of Defaults...............................................................    63

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SECTION 6.3    Certain Rights of Trustee........................................................  64
SECTION 6.4    Not Responsible for Recitals or Issuance of Securities...........................  65
SECTION 6.5    May Hold Securities, Act as Trustee Under Other Indentures.......................  65
SECTION 6.6    Money Held in Trust..............................................................  65
SECTION 6.7    Compensation and Reimbursement...................................................  66
SECTION 6.8    Corporate Trustee Required; Eligibility..........................................  66
SECTION 6.9    Resignation and Removal; Appointment of Successor................................  67
SECTION 6.10   Acceptance of Appointment by Successor...........................................  68
SECTION 6.11   Merger, Conversion, Consolidation or Succession to Business......................  69
SECTION 6.12   Authenticating Agents............................................................  69
SECTION 6.13   Disqualification; Conflicting Interests..........................................  70
SECTION 6.14   Preferential Collection of Claims Against Company................................  71

                                         ARTICLE VII

                      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 7.1    Company May Consolidate, Etc., Only on Certain Terms.............................  71
SECTION 7.2    Successor Substituted............................................................  72

                                         ARTICLE VIII

                                     SUPPLEMENTAL INDENTURES

SECTION 8.1    Supplemental Indentures Without Consent of Holders of Securities.................  72
SECTION 8.2    Supplemental Indentures with Consent of Holders of Securities....................  73
SECTION 8.3    Execution of Supplemental Indentures.............................................  75
SECTION 8.4    Effect of Supplemental Indentures................................................  75
SECTION 8.5    Reference in Securities to Supplemental Indentures...............................  75
SECTION 8.6    Notice of Supplemental Indentures................................................  76

                                          ARTICLE IX

                                MEETINGS OF HOLDERS OF SECURITIES

SECTION 9.1    Purposes for Which Meetings May Be Called........................................  76
SECTION 9.2    Call, Notice and Place of Meetings...............................................  76
SECTION 9.3    Persons Entitled to Vote at Meetings.............................................  77
SECTION 9.4    Quorum; Action...................................................................  77

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SECTION 9.5     Determination of Voting Rights; Conduct and Adjournment of Meetings..............   78
SECTION 9.6     Counting Votes and Recording Action of Meetings..................................   78

                                            ARTICLE X

                                            COVENANTS

SECTION 10.1    Payment of Principal, Premium and Interest.......................................   79
SECTION 10.2    Maintenance of Offices or Agencies...............................................   79
SECTION 10.3    Money for Security Payments to Be Held in Trust..................................   80
SECTION 10.4    Existence........................................................................   81
SECTION 10.5    Maintenance of Properties........................................................   82
SECTION 10.6    Payment of Taxes and Other Claims................................................   82
SECTION 10.7    Registration and Listing.........................................................   82
SECTION 10.8    Statement by Officers as to Default..............................................   83
SECTION 10.9    Delivery of Certain Information..................................................   83
SECTION 10.10   Intentionally Omitted............................................................   84
SECTION 10.11   Registration Rights..............................................................   84
SECTION 10.12   Waiver of Certain Covenants......................................................   85

                                            ARTICLE XI

                                      REDEMPTION OF SECURITIES

SECTION 11.1    Right of Redemption..............................................................   85
SECTION 11.2    Applicability of Article.........................................................   85
SECTION 11.3    Election to Redeem; Notice to Trustee............................................   85
SECTION 11.4    Selection by Trustee of Securities to Be Redeemed................................   86
SECTION 11.5    Notice of Redemption.............................................................   86
SECTION 11.6    Deposit of Redemption Price......................................................   87
SECTION 11.7    Securities Payable on Redemption Date............................................   87
SECTION 11.8    Conversion Arrangement on Call for Redemption....................................   88

                                                ARTICLE XII

                                            CONVERSION OF SECURITIES

SECTION 12.1    Conversion Privilege and Conversion Rate.........................................   89
SECTION 12.2    Exercise of Conversion Privilege.................................................   90
SECTION 12.3    Fractions of Shares..............................................................   92
SECTION 12.4    Adjustment of Conversion Rate....................................................   92
SECTION 12.5    Notice of Adjustments of Conversion Rate.........................................   97

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SECTION 12.6    Notice of Certain Corporate Action..........................................................   98
SECTION 12.7    Company to Reserve Common Stock.............................................................   99
SECTION 12.8    Taxes on Conversions........................................................................   99
SECTION 12.9    Covenant as to Common Stock.................................................................   99
SECTION 12.10   Cancellation of Converted Securities........................................................  100
SECTION 12.11   Provision in Case of Consolidation, Merger or Sale of Assets................................  100
SECTION 12.12   Rights Issued in Respect of Common Stock....................................................  101
SECTION 12.13   Responsibility of Trustee for Conversion Provisions.........................................  101

                                                 ARTICLE XIII

                                            SUBORDINATION OF SECURITIES

SECTION 13.1    Securities Subordinate to Senior Debt.......................................................  102
SECTION 13.2    No Payment in Certain Circumstances, Payment Over of Proceeds upon Dissolution, Etc.........  102
SECTION 13.3    Prior Payment to Senior Debt upon Acceleration of Securities................................  105
SECTION 13.4    Payment Permitted if No Default.............................................................  105
SECTION 13.5    Subrogation to Rights of Holders of Senior Debt.............................................  105
SECTION 13.6    Provisions Solely to Define Relative Rights.................................................  106
SECTION 13.7    Trustee to Effectuate Subordination.........................................................  106
SECTION 13.8    No Waiver of Subordination Provisions.......................................................  106
SECTION 13.9    Notice to Trustee...........................................................................  107
SECTION 13.10   Reliance on Judicial Order or Certificate of Liquidation Agent..............................  108
SECTION 13.11   Trustee Not Fiduciary for Holders of Senior Debt............................................  108
SECTION 13.12   Reliance by Holders of Senior Debt on Subordination Provisions..............................  108
SECTION 13.13   Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights................  109
SECTION 13.14   Article Applicable to Paying Agents.........................................................  109
SECTION 13.15   Certain Conversions and Repurchases Deemed Payment..........................................  109

                                                     ARTICLE XIV

                                                 GUARANTEE OF SECURITIES

SECTION 14.1    Unconditional Guarantee.....................................................................  110
SECTION 14.2    Subordination of Guarantee..................................................................  111
SECTION 14.3    Severability................................................................................  111
SECTION 14.4    Release of the Subsidiary Guarantor.........................................................  111

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SECTION 14.5    Limitation of Subsidiary Guarantor's Liability...........................................     111
SECTION 14.6    Subsidiary Guarantor May Consolidate, Etc., on Certain Terms.............................     112
SECTION 14.7    Successor Substituted....................................................................     112
SECTION 14.8    Waiver of Subrogation....................................................................     113
SECTION 14.9    Execution of Guarantee...................................................................     113
SECTION 14.10   No Payment on Guarantee in Certain Circumstances.........................................     114
SECTION 14.11   Payment Over of Proceeds upon Dissolution, Etc...........................................     115
SECTION 14.12   Payments May Be Paid Prior to Dissolution................................................     117
SECTION 14.13   Subrogation..............................................................................     117
SECTION 14.14   Obligations of Subsidiary Guarantor Unconditional........................................     118
SECTION 14.15   Notice to Trustee........................................................................     118
SECTION 14.16   Reliance on Judicial Order or Certificate of Liquidating Agent...........................     119
SECTION 14.17   Trustee's Relation to Guarantor Senior Indebtedness......................................     119
SECTION 14.18   Subordination Rights Not Impaired by Acts or Omissions of the Subsidiary Guarantor or
                   Holders of Guarantor Senior Debt......................................................     119
SECTION 14.19   Noteholders Authorize Trustee to Effectuate Subordination of Guarantees..................     120
SECTION 14.20   This Article XIV Not to Prevent Events of Default........................................     121
SECTION 14.21   Trustee's Compensation Not Prejudiced....................................................     121

                                                    ARTICLE XV

                                  REPURCHASE OF SECURITIES AT THE OPTION OF THE
                                         HOLDER UPON A CHANGE IN CONTROL

SECTION 15.1    Right to Require Repurchase..............................................................     121
SECTION 15.2    Conditions to the Company's Election to Pay the Repurchase Price in Common Stock.........     122
SECTION 15.3    Notices; Method of Exercising Repurchase Right, Etc......................................     123
SECTION 15.4    Certain Definitions......................................................................     126
SECTION 15.5    Consolidation, Merger, Etc...............................................................     127

                                                   ARTICLE XVI

                         HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY; NON-RECOURSE

SECTION 16.1    Company to Furnish Trustee Names and Addresses of Holders................................     128
SECTION 16.2    Preservation of Information..............................................................     128
SECTION 16.3    Reports by Trustee.......................................................................     129

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SECTION 16.4    Reports by Company.......................................... 129

                                 ARTICLE XVII

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 17.1    Indenture and Securities Solely Corporate Obligations....... 130